UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 4, 2007

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Rittenhouse Circle, Bristol, PA	19007
(Address of principal executive offices)	(Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K of StoneMor Partners L.P., a Delaware limited partnership (“StoneMor”), including, but not limited to, information regarding the status and progress of StoneMor’s operating activities, the plans and objectives of StoneMor’s management, assumptions regarding StoneMor’s future performance and plans, and any financial guidance provided are forward-looking statements within the meaning of Section 27A(i) of the Securities Act of 1933, as amended, and Section 21E(i) of the Securities Exchange Act of 1934, as amended. The words “believe,” “may,” “will,” “estimate,” “continues,” “anticipate,” “intend,” “project,” “expect,” “predict,” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: uncertainties associated with the integration or anticipated benefits of the acquisition disclosed within this Current Report on Form 8-K, information disclosed within this Current Report on Form 8-K; uncertainties associated with future revenue and revenue growth; the impact of StoneMor’s significant leverage on its operating plans; the ability of StoneMor to service its debt; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; variances in death rates; variances in the use of cremation; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully implement a strategic plan relating to producing operating improvement, strong cash flows and further deleveraging; uncertainties associated with the integration or the anticipated benefits of the acquisition of assets in September 2006; and various other uncertainties associated with the deathcare industry and StoneMor’s operations in particular. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our filings with the Securities and Exchange Commission. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events or otherwise.

Item 1.01 Entry into a Material Definitive Agreement.

On December 4, 2007, StoneMor Operating LLC, a Delaware limited liability company (the “Operating LLC”) and a wholly-owned subsidiary of StoneMor, joined by certain direct and indirect subsidiary entities of the Operating LLC and by Cemetery Management Services of Ohio, L.L.C. (collectively, the “Buyer”), entered into the Asset Purchase and Sale Agreement (the “Purchase Agreement”) with SCI Funeral Services, Inc., an Iowa corporation (“SCI”) and a wholly-owned subsidiary of Service Corporation International, a Texas corporation, joined by certain of SCI’s direct and indirect subsidiary entities, by SCI Ohio Funeral Services, Inc. (“SCI Ohio”), and by Alderwoods (Ohio) Cemetery Management, Inc. (“Alderwoods Ohio”) (collectively, the “Seller”). The following is a summary of the material provisions of the Purchase Agreement. This summary is not intended to be complete and is qualified in its entirety by reference to the Purchase Agreement, attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Buyer agreed to acquire or manage, as applicable, 45 cemeteries, 30 funeral homes and 1 pet cemetery (collectively, the “Properties”), including certain related assets (together with the Properties, the “Acquired Assets”) and certain related liabilities (the “Assumed Liabilities” and, together with the Acquired Assets, the “Business”). The Properties that comprise the Business are located in Alabama (2 cemeteries and 2 funeral homes), Arkansas (2 funeral homes), California (7 cemeteries and 10 funeral homes), Florida (1 funeral home), Hawaii (1 cemetery), Iowa (1 cemetery), Illinois (5 cemeteries, 2 funeral homes and 1 pet cemetery), Indiana (5 cemeteries), Kentucky (1 cemetery), Missouri (2 cemeteries and 1 funeral home), North Carolina (3 cemeteries), Ohio (7 cemeteries and 1 funeral homes), Oregon (2 cemeteries and 3 funeral homes), South Carolina (2 cemeteries and 2 funeral homes), Tennessee (3 cemeteries and 4 funeral homes), Washington (2 cemeteries), West Virginia (1 funeral home), and Puerto Rico (2 cemeteries and 1 funeral home).

The parties to the Purchase Agreement anticipate closing this transaction in the fourth quarter of 2007 (the “Closing”), or such other time as the parties may agree. At the Closing, the Buyer will, in consideration for the transfer of the Acquired Assets and in addition to the assumption of the Assumed Liabilities, pay to the Seller $68,000,000 (the “Closing Purchase Price”) in cash.

The Closing Purchase Price can be increased or decreased post-closing for accounts receivable, merchandise trust amounts and endowment care trust amounts above or below agreed levels, as provided in the Purchase Agreement.

The Purchase Agreement may be terminated by SCI or the Buyer: (i) upon their mutual consent and written notice of termination, or (ii) upon written notice to the other party given at any time after December 31, 2007, if any or all of the conditions precedent to the party’s obligations under the Purchase Agreement have not been met, without such party’s fault.

The closing of the transactions contemplated by the Purchase Agreement is subject to a number of conditions, including the Buyer obtaining financing satisfactory to the Buyer in the Buyer’s reasonable discretion. The Purchase Agreement also includes various representations, warranties, covenants and other conditions precedent to closing which are customary for a transaction of this nature.

In connection with the Purchase Agreement, on December 7, 2007, the Buyer entered into a Transition Agreement with the Seller (the “Transition Agreement”) pursuant to which the Seller will continue to operate, for the Buyer’s benefit, any elements of the Business for which regulatory approval to transfer ownership is not obtained by the Closing until such approval is obtained. Under the Transition Agreement, the Buyer is obligated to reimburse the Seller for all costs incurred by the Seller while operating Owned Locations (as defined in the Transition Agreement) for the benefit of the Buyer. This summary is not intended to be complete and is qualified by in its entirety by reference to the Transition Agreement, attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

As StoneMor previously reported in its Current Reports on Form 8-K, dated October 13, 2005 and September 28, 2006, respectively, the Operating LLC, joined by certain of its direct and indirect subsidiary entities, had entered into asset purchase and sale agreements with SCI, joined by certain of its direct and indirect subsidiary entities, on October 13, 2005 and September 28, 2006.

Item 7.01. Regulation FD Disclosure.

On December 4, 2007, StoneMor issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Project Dignity 2007 Businesses, Combined Financial Statements for the Years Ended December 31, 2006, 2005 and 2004 and Report of Independent Registered Accounting Firm attached hereto as Exhibit 99.2 and incorporated herein by reference:

Report of Independent Registered Public Accounting Firm

Combined Balance Sheets as of December 31, 2006 and 2005

Combined Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004

Combined Statements of Changes in Owner’s Equity for the Years Ended December 31, 2006, 2005 and 2004

Combined Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004

Notes to Combined Financial Statements

Project Dignity 2007 Business (Alderwoods), Combined Financial Statements for the period from January 1, 2006 to November 28, 2006, the 52 weeks ended December 31, 2005 and the 52 weeks ended January 1, 2005 and Report of Independent Registered Public Accounting Firm attached hereto as Exhibit 99.3 and incorporated herein by reference:

Report of Independent Registered Public Accounting Firm

Combined Balance Sheets as of November 28, 2006 and December 31,2005

Combined Statements of Operations for the Period Ended November 28, 2006, the 52 Weeks Ended December 31, 2005 and the 52 Weeks Ended January 1, 2005

Combined Statements of Changes in Owner’s (Deficit) Equity for the period from January 1, 2006 to November 28, 2006, the 52 Weeks Ended December 31, 2005 and the 52 Weeks Ended January 1, 2005

Combined Statements of Cash Flows for the for the period from January 1, 2006 to November 28, 2006, the 52 Weeks Ended December 31, 2005 and the 52 Weeks Ended January 1, 2005

Notes to Combined Financial Statements

Project Dignity 2007 Businesses, Unaudited Condensed Combined Financial Statements for the Period Ended September 30, 2007 attached hereto as Exhibit 99.4 and incorporated herein by reference:

Unaudited Condensed Combined Balance Sheets as of September 30, 2007 and 2006

Unaudited Condensed Combined Statements of Operations for the Nine Months Ended September 30, 2007 and 2006

Unaudited Condensed Combined Statements of Changes in Owner’s Equity for the Nine Months Ended September 30, 2007 and 2006

Unaudited Condensed Combined Statements of Cash Flows for the Nine Months Ended September 30, 2007 and 2006

Notes to Unaudited Condensed Combined Financial Statements

Project Dignity 2007 Business (Alderwoods), Unaudited Condensed Combined Financial Statements for the Period Ended September 30, 2006 attached hereto as Exhibit 99.5 and incorporated herein by reference:

Unaudited Condensed Combined Balance Sheets as of October 7, 2006

Unaudited Condensed Combined Statements of Operations for the 40 Weeks Ended October 7, 2006

Unaudited Combined Statements of Changes in Owner’s (Deficit) Equity for the 40 Weeks Ended October 7, 2006

Unaudited Condensed Combined Statements of Cash Flows for the 40 Weeks Ended October 7, 2006

Notes to Unaudited Condensed Combined Financial Statements

(b)	Pro forma financial information.

Unaudited Pro Forma Condensed Combined Financial Information attached hereto as Exhibit 99.6 and incorporated herein by reference:

Basis of Presentation

Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2007

Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2006

Unaudited Pro Forma Condensed Combined Statement of Operations for the Period Ended September 30, 2007

Notes to Unaudited Pro Forma Condensed Combined Financial Information

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement, dated December 4, 2007, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibits A to the Asset Purchase and Sale Agreement and by Cemetery Management Services of Ohio, L.L.C., and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement, as well as by SCI Ohio Funeral Services, Inc., and Alderwoods (Ohio) Cemetery Management, Inc.

10.2	Transition Agreement, dated December 7, 2007, by an among StoneMor Operating LLC, joined by those of its direct and indirect subsidiary entities which are parties to the Purchase Agreement, as defined therein, and SCI Funeral Services, Inc., joined by those of its direct and indirect subsidiary entities which are parties to the Purchase Agreement.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of StoneMor Partners L.P, dated December 4, 2007.

99.2	Project Dignity 2007 Businesses, Combined Financial Statements for the Years Ended December 31, 2006, 2005 and 2004 and Report of Independent Registered Public Accounting Firm.

99.3	Project Dignity 2007 Businesses (Alderwoods), Combined Financial Statements for the for the period from January 1, 2006 to November 28, 2006, the 52 Weeks Ended December 31, 2005 and the 52 Weeks Ended January 1, 2005 and Report of Independent Registered Public Accounting Firm.

99.4	Project Dignity 2007 Businesses, Unaudited Condensed Combined Financial Statements for the Period Ended September 30, 2007 and 2006

99.5	Project Dignity 2007 Businesses (Alderwoods), Unaudited Condensed Combined Financial Statements for the Period Ended October 7, 2006

99.6	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007		STONEMOR PARTNERS L.P.

	By:	StoneMor GP LLC its general partner

		By:	/s/ William R. Shane
		Name:	William R. Shane
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement, dated December 4, 2007, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibits A to the Asset Purchase and Sale Agreement and by Cemetery Management Services of Ohio, L.L.C., and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement, as well as by SCI Ohio Funeral Services, Inc., and Alderwoods (Ohio) Cemetery Management, Inc.

10.2	Transition Agreement, dated December 7, 2007, by an among StoneMor Operating LLC, joined by those of its direct and indirect subsidiary entities which are parties to the Purchase Agreement, as defined therein, and SCI Funeral Services, Inc., joined by those of its direct and indirect subsidiary entities which are parties to the Purchase Agreement.

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release of StoneMor Partners L.P, dated December 4, 2007.

99.2	Project Dignity 2007 Businesses, Combined Financial Statements for the Years Ended December 31, 2006, 2005 and 2004 and Report of Independent Registered Public Accounting Firm.

99.3	Project Dignity 2007 Businesses (Alderwoods), Combined Financial Statements for the for the period from January 1, 2006 to November 28, 2006, the 52 Weeks Ended December 31, 2005 and the 52 Weeks Ended January 1, 2005 and Report of Independent Registered Public Accounting Firm.

99.4	Project Dignity 2007 Businesses, Unaudited Condensed Combined Financial Statements for the Period Ended September 30, 2007 and 2006

99.5	Project Dignity 2007 Businesses (Alderwoods), Unaudited Condensed Combined Financial Statements for the Period Ended October 7, 2006

99.6	Unaudited Pro Forma Condensed Combined Financial Information.